SVB Financial Group Q3 2019 Financial Highlights Solid operating environment, effective execution and robust client acquisition drove strong results October 24, 2019 To our Stakeholders: We are pleased to report strong third quarter Earnings per Share of $5.15, Net Income of $267 million and Return on Equity of 18 percent. Our performance is the result of a solid operating environment, effective execution against our strategy and robust client acquisition. Our financial results reflect excellent balance sheet growth, solid core fee income and healthy market-related gains, underpinned by continued stable credit. What makes SVB different: unparalleled access, connections & insights Our strong financial results demonstrate the power of SVB’s place at the center of the global innovation ecosystem and the ways in which our strategy and values reinforce the foundation we’ve laid for long-term growth. Our long- term commitment to innovators and investors enables us to understand their businesses, give advice and solve their problems to improve the probability of their success. The networks and deep relationships we’ve cultivated globally over decades allow us to make meaningful connections for our clients and provide value well beyond the capabilities of a typical bank. Moving forward, our investments in digital enhancements to improve the client experience; geographic expansion; and diversification of our business into complementary areas that increase our value to clients will enable us to remain differentiated over the long term. Q3’19 themes: strong performance and markets, effective execution and positive outlook The following themes summarize our view of our most recent quarter and the current market environment: 1. Healthy markets, the robust liquidity of our clients and our own strong execution are fueling growth in our core business globally. 2. We have achieved our target ~10% net interest income sensitivity 3. Core fee income continues to grow strongly across the board alongside solid contributions from warrants and investment securities. 4. Credit remains stable and the risk profile of our loan portfolio has improved significantly over time. 5. We are maintaining strong capital and liquidity, which gives with the flexibility to adapt to and take advantage of opportunities in a changing environment. Our strong capital position provided the foundation for a new $350 million share repurchase authorization, effective over the next 12 months. 6. Our preliminary 2020 growth outlook is positive, with expectations of solid performance and continued investment in products, people, systems and processes to support our growth in the future. Healthy markets and strong execution continue to fuel growth in our core business Venture Capital investment remained strong in the third quarter for a total of $97 billion invested in nearly 8,000 companies year to date, easily on pace for a second successive year of investment greater than $100 billion, given the trend toward fewer, larger investments. This healthy VC activity was reflected in our strong new client acquisition, with another quarter of more than 1,200 new core commercial clients. This robust client acquisition is consistent with Q2 and continues the trend that has resulted in net client growth of nearly 70 percent since 2015. Our access to the best innovation clients and our ability to increase the likelihood of their success and continue to add value as they grow remain key differentiators for us. 1 Q3 2019 Earnings Highlights

Third-quarter exit activity stabilized somewhat following the flood of pent-up IPOs in Q2, but remained strong. VC- backed exit values for 2019 year to date crossed the $200 billion mark for the first time in a decade, with more than 80% of all exits year to date occurring via IPO, another first for the industry. Seventy percent of US venture backed companies that went public during the quarter were SVB Clients. This activity contributed to approximately $38 million in warrant-related gains in the third quarter. VC fundraising reached $30 billion year to date and appears to be on track for another strong year, on top of which, the realized returns to investors from this year’s IPOs will soon be flowing back into the system, ripe for reinvestment. VC net cash flows for the past eight years have been positive, meaning that VCs are receiving capital back from their investments faster than they can re-invest it. The current strong appetite of investors for venture investments and the abundance of capital raised and returned suggests continued strong investment is ahead, albeit in fewer, larger funds. US private equity investment remained strong in the third quarter with the number of deals year to date on pace to match 2018, despite a weaker economic backdrop. As a result, 2019 PE fundraising year to date has already reached full-year 2018 levels. Demand for deals from traditional LPs as well as newer entrants such as sovereign wealth funds remains healthy. This backdrop of continued investment, fundraising and demand provides a healthy environment for our clients and for us, as we continue to execute on our strategy of enhancing client experience, improving employee enablement, enhancing risk management, and driving revenues and scalable, long-term growth. Strong balance sheet and total client funds growth, driven by robust client liquidity Average total client funds growth of 5% to $150 billion primarily reflected growth in technology, with contributions from our private equity/venture capital and international portfolios, due to healthy funding and exit markets for our clients, as well as continued robust new client acquisition.  Average on-balance sheet deposits increased by 8.1 percent to $57.2 billion.  Average interest-bearing deposits grew by 22 percent to $18.1 billion, due to the success of new products related to our deposit growth initiative.  Total deposit costs increased by 2 basis points, as our pricing adjustments were offset by strong volume growth. Our deposit costs remain very low at 38 basis points.  Average non-interest-bearing deposits returned to growth, increasing by $1.0 billion to $39.1 billion. Non- interest-bearing deposits now constitute 68 percent of total deposits, compared to 72 percent in Q2. We are increasing our full-year deposit growth outlook from the low double digits to the low teens, as a result of our better-than-forecast deposit growth, the momentum created by our deposit growth initiatives and the continued strong liquidity of our clients. We expect the majority of deposit growth for the remainder of 2019 to occur in interest-bearing products. Average loans grew by 1.4 percent to $29.8 billion, on track to meet our full-year outlook. Growth was driven primarily by private equity capital call lending, which now constitutes 52 percent of the loan portfolio, and by continued growth in our Private Bank lending. At the same time, liquidity from the strong equity funding environment, and our continued credit discipline, continue to provide headwinds to growth in our technology and life science lending. Despite these pressures, the pace of loan growth for the full year remains on track with our forecast and late-quarter borrowing activity in Q3 has created strong momentum going into Q4, as evidenced by period-end loan growth of $1.9 billion to $31.1 billion during the quarter. Loan yields declined by 41 basis points during the quarter, driven by lower rates, portfolio mix, lower loan prepayment fees and interest recoveries vs. Q2, as well as the market environment. 2 Q3 2019 Earnings Highlights

Average fixed income investment securities grew strongly by 8.7 percent to $25.1 billion and yields remained stable at 2.58 percent. New purchases totaled $5.4 billion at 2.43 percent. This represented a decrease of 36 bps from the prior quarter, but was nevertheless accretive to NII and helped to drive our asset sensitivity lower. Maturity yields were 2.43 percent (versus 2.25 percent in the prior quarter). Based on the current level of interest rates, the average tax-effected yield on new investments for the remainder of 2019 could be between 2.15 and 2.25 percent and overall, we expect the yield on the investment portfolio to remain flat. Q3’19 NIM compression driven primarily by strong balance sheet growth Net interest margin and Net interest income declined during the quarter, primarily reflecting strong balance sheet growth, as well as the impact of market rate declines and a number of non-rate related items. Net Interest margin declined by 34 basis points to 3.34 percent. The majority of this decrease – 21 basis points – was due to growth in earning assets. This included growth in interest-bearing deposits and high-quality but lower yielding loan categories, as well as higher cash balances related to our strong client liquidity. Seven basis points were directly related to the impact of lower Prime and LIBOR rates. Another six basis points of decline came from the market environment, including competitive loan yield compression and the impact of interest recoveries in Q2. The majority of our loans tied to LIBOR reset during the quarter, limiting the impact of LIBOR in future quarters, assuming no additional changes in the forward curve. We expect Q4 NIM to be between 3.25% and 3.30%. Net interest income decreased by 1.6 percent to $523.6 million, primarily due to the impact of lower interest rates. Two thirds of this decrease ($11.4 million) was related to the impact of lower Fed Funds rates on prime based loans, cash balances and interest rate swaps and lower rates on LIBOR-indexed loans. The remainder ($9.1 million) was from to non-rate-related items including lower interest recoveries versus Q2. These decreases were partially offset by the impact of strong balance sheet growth during the quarter which contributed an $11.8 million increase in interest income. Consistent with the comments we made in Q2’19, we are reducing our full year 2019 outlook for NII and NIM following two additional decreases in the Fed Funds rate in July and September.  We expect full-year 2019 Net Interest Income growth in the low double digits, versus our prior outlook of the low teens.  We expect full year average 2019 NIM of 3.50% to 3.60%, 10 basis points lower than our prior outlook. We reduced our net interest income sensitivity to our ~10% target We are succeeding in our efforts to manage the impact of rate decreases on our net interest income sensitivity to no more than 10% in a 100 basis point shock scenario. Our primary strategies underlying this effort are interest rate swaps, continued extension of our fixed-income securities portfolio, and adapting our deposit pricing to market rates. We will continue to actively manage asset sensitivity to the 10% target. Based on our expectations for the impact of our balance sheet strategies through the rest of 2019, we are forecasting a $35 to $45 million annualized, pre-tax reduction in NII for each 25 basis point Fed Funds decrease, which equates to approximately 2 percent of our net interest income. This estimate assumes deposit beta on lower rates of between 50 and 70 percent, and continued deposit growth, primarily in interest-bearing accounts. 3 Q3 2019 Earnings Highlights

Strong core fee income growth; solid warrant and investment securities gains We continue to see strong growth in our core fee income lines as well as gains from warrants, investment securities and our investment banking business. Our core fee income has grown 28 percent year to date compared to the same period last year, particularly driven by client investment fees, credit cards and foreign exchange. This continued growth in core fee income provides a welcome offset to downward pressure from rates. While our market-driven income streams are harder to predict, we’ve seen very good warrant and investment securities gains year to date, thanks to healthy funding and exit environments for our clients. And while we expect our client markets to remain healthy, we do not anticipate that 2020 warrant and investment securities gains will match 2019 levels. Income from SVB Leerink was slower in the third quarter. Expectations for SVB Leerink revenues are slightly lower for the year as M&A revenues have been weaker than anticipated. However, the market for SVB Leerink continues to grow and they are maintaining consistent market share. We have solid expectations for that business in 2020, assuming the markets remain healthy. Credit remains stable with solid underlying trends; CECL impact manageable Credit quality remained solid in the third quarter, with strong underlying metrics and no change in our outlook for 2019. Our credit performance reflects continued growth in high-quality loan categories, such as Private Equity and Private Bank, as well as the gradual improvement of our risk profile, including the decrease over the years of early stage loans to only 5 percent of our loan portfolio. Based on the high quality and short duration of our loan portfolio, we are expecting the impact of CECL adoption to be primarily reflected in an adjustment to our reserves for funded and unfunded credit commitments related to the requirement to reserve for the life of our Technology and Healthcare loans, versus the one-year reserve horizon in place in the current standard. We estimate that day-one CECL adoption implementation will increase combined reserves by 7 to 16 percent, due to the higher lifetime inherent risk in our technology and life science portfolios. This increase will be reflected in equity. We expect increased volatility in reserves going forward, depending on economic conditions and forecasts. We will continue to refine our estimates in Q4 and are on track for implementation on January 1, 2020. Positive preliminary 2020 outlook; expecting solid growth while continuing to invest in the future In 2020, we expect continued solid performance and opportunities for growth, even without help from interest rates. Our preliminary outlook is based on our expectations for healthy client liquidity and activity, although potentially less robust than in 2019; and stable credit, barring a significant deterioration in the economy. In addition to strong balance sheet and core fee income growth, low single digit net interest income growth, a stabilizing NIM, and credit quality consistent with 2019, we are forecasting non-interest expense growth in the high-single digits. These expectations assume no future interest rate decreases. For 2020, assuming all of our preliminary guidance and the impact of two additional Fed rate decreases in 2019, we expect full year net interest margin between 3.10% and 3.20% and net interest income comparable to 2019 levels. Our actual results will be impacted by a variety of factors, including the mix of interest-bearing to non- interest-bearing deposits, the mix of deposits to off-balance-sheet client funds and certain market-related factors. 4 Q3 2019 Earnings Highlights

Summary: solid Q3 performance, positive outlook and long-term growth catalysts Our continued strong performance and the health and liquidity of our clients make us positive about our business and growth prospects. As always, we are keeping a close eye on any challenges that might arise from the health of our markets and the broader markets. Interest rates remain an area of focus but we believe our lower asset sensitivity and flexibility with regard to expense growth will enable us to better manage the impact of a declining rate environment. Competition is as challenging as it has ever been – from banks, non-bank financial service providers and liquidity in the markets. While we continue to take every opportunity to raise our game in the face of competition, in the long run, we believe our unique approach, networks and insights will continue to differentiate us with clients, while our ongoing investments in products and capabilities will enhance our ability compete globally. While the potential impact of an economic downturn on credit is on many people’s minds, in this respect we believe we are better positioned than we have ever been, with fully 79 percent of our assets in high-quality investments and low-credit-loss-experience lending. In addition to these advantages, we have a high-quality, highly liquid balance sheet and a client base that has demonstrated resilience during downturns. We believe the investments we’re making in geographic expansion, enhancement of the digital client experience and diversification of our business, and in with people and systems will provide the foundation for long-term profitable growth and operating leverage. In the meantime, we are enjoying the growth and flexibility enabled by our strong capital and liquidity and are confident in our diversified, high-quality balance sheet. We remain focused on being the most valuable partner to innovators and their investors, ensuring we remain at the heart of the innovation economy globally so that we can continue to see and support the best new companies year after year, and forge deep and lasting bonds with our clients as they grow. We believe this focus on our clients’ success and our ongoing investments in clients, employees, products and revenue growth will enable us to make the most of a cycle, when it comes, further differentiate ourselves as a true value-add partner to our clients, and more deeply entrench our position as the bank of the global innovation economy. Greg Becker President and CEO 5 Q3 2019 Earnings Highlights

• • • • •

• • • • •

• • • • •

• • •

• • • •

• •

• • • • • • • • • •

• • •

• • • •

• • • • •

• • •

• • •